UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2007

KAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-97201	98-0360062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 6, 79 Baker Street London, W1U 6RG, United Kingdom	W1U 6RG
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 20 7935-4440

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 1, 2007, the Board of Directors of KAL Energy, Inc., a Delaware corporation (the “Company”), approved the Company’s 2007 Stock Incentive Plan (the “2007 Plan”), subject to stockholder approval.

The 2007 Plan includes the following equity compensation awards: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock unit awards, and (vi) stock awards. Participants in the 2007 Plan may be granted any one of the above equity awards or any combination thereof, as determined by the administrator of the 2007 Plan. Under the 2007 Plan, the Company may issue and sell a maximum of 12,000,000 shares of its common stock under all equity compensation awards granted by the Company.

The administration of the 2007 Plan is vested in the Board of Directors, which may delegate such responsibilities in whole or in part to one or more committees of the Board of Directors. Any person who is an employee of or a consultant to the Company or any affiliate thereof, or any person who is a non-employee director of the Company or any affiliate thereof, is eligible to be designated by the administrator of the 2007 Plan to receive awards and become a participant under the 2007 Plan.

Unless previously terminated, the 2007 Plan will terminate on March 1, 2017, which is the tenth anniversary of the date of its adoption by the Board of Directors.

The foregoing description of the 2007 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2007 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The forms of Stock Option Agreements to be used under the 2007 Plan are attached hereto as Exhibits 10.2 and 10.3 and are incorporated herein by reference

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.02(e).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	2007 Stock Incentive Plan.
10.2	Form of Stock Option Agreement (I) under the 2007 Stock Incentive Plan.
10.3	Form of Stock Option Agreement (II) under the 2007 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAL ENERGY, INC.

Date: March 7, 2007	/s/ Cameron Reynolds
Cameron Reynolds
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	2007 Stock Incentive Plan.
10.2	Form of Stock Option Agreement (I) under the 2007 Stock Incentive Plan.
10.3	Form of Stock Option Agreement (II) under the 2007 Stock Incentive Plan.